SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2003

EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 Harbor Boulevard
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 662-5600

No Exhibit Index

Item 5. Other Events.
SIGNATURE

Item 5. Other Events.

     On February 28, 2003, Vixel Corporation, prior to Emulex’s acquisition of it, filed a patent infringement action against QLogic Corporation in the United States District Court for the District of Delaware. The complaint states that QLogic is infringing U.S. Patent No. 6,118,776, entitled “Methods and Apparatus for Fiber Channel Interconnections of Private Loop Devices,” through the unauthorized manufacture, use, sale and offering for sale of various storage area network switching products, including but not limited to, QLogic’s SANBox2 series of products. On March 28, 2003, Vixel filed a first amended complaint stating that QLogic is also infringing U.S. Patent No. 6,185,203, entitled “Fibre Channel Switching Fabric’’ and U.S. Patent No. 6,470,007, entitled “Interconnect System for Fibre Channel Arbitrated Loop Including Private Loop Devices’’ through the unauthorized manufacture, use, sale and offering for sale of various storage area network switching products, including but not limited to, QLogic’s SANBox2 series of products. On May 23, 2003, Vixel filed a patent infringement action against Brocade Communications Systems, Inc. in the United States District Court for the Northern District of California. The complaint states that Brocade is infringing U.S. Patent No. 6,185,203, entitled “Fibre Channel Switching Fabric,” U.S. Patent No. 6,118,776, entitled “Methods and Apparatus for Fibre Channel Interconnection of Private Loop Devices,” and U.S. Patent No. 6,470,007, entitled “Interconnect Systems for Fibre Channel Arbitrated Loop Including Private Loop Devices,” through the unauthorized manufacture, use, sale and offering for sale of various storage area network switching products, including Brocade’s Silkworm switch products, which include its “QuickLoop” and “Fabric Assist” product features. In both of these suits the plaintiff is seeking unspecified past damages, potential future royalties, or, alternatively, injunctive relief. QLogic and Brocade have challenged the validity of the patents referenced, and Brocade has also challenged the enforceability of those patents.

     On December 8, 2003, QLogic filed a complaint against Emulex in the United States District Court for the Central District of California alleging that one of Vixel’s products, the 7200 Fibre Channel Switch, infringes U.S. Patent No. 4,821,034, entitled “Digital Exchange Switch Element and Network..” The suit seeks unspecified monetary damages as well as injunctive relief. We believe that QLogic’s complaint is without merit and we intend to defend the lawsuit vigorously.

     Each of the foregoing lawsuits is pending, and presents risks inherent in litigation of this type, any of which could have a material adverse effect on our business, financial condition or results of operations. Such potential risks include the continuing expenses of litigation, the risk of loss of patent rights, the risk of injunction against the sale of products incorporating the technology in question, the risk of a damage award, counterclaims and attorneys fees.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION (Registrant)

Date: December 10, 2003	By:	/s/ PAUL FOLINO

Paul Folino, Chairman and Chief Executive Officer

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